SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

 Pennsylvania                       000-50093                27-0000798
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(State or other                 (Commission file           (IRS employer
jurisdiction of                      number)               identification no.)
incorporation)

             1500 Market Street, Philadelphia, PA         19102-2148
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700

Item 7(c). Exhibits

Exhibit 99.1     Comcast Corporation press release dated April 28, 2004.

Item 12. Results of Operations and Financial Condition

      On April 28, 2004, Comcast Corporation ("Comcast") issued a press release reporting the results of its operations for the three months ended March 31, 2004. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 12 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2004                         COMCAST CORPORATION

                                              By: /s/ Lawrence J. Salva
                                                  ------------------------------
                                                  Lawrence J. Salva
                                                  Senior Vice President and
                                                  Controller
                                                  (Principal Accounting Officer)